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                      EMPLOYEE AND FACILITY LEASE AGREEMENT
                      -------------------------------------

         THIS EMPLOYEE AND FACILITY LEASE AGREEMENT ("Agreement"), made the 30th day of November, 1999, between PROVIDENT INDEMNITY LIFE INSURANCE COMPANY, a Pennsylvania corporation with offices at 2500 DeKalb Pike, P.O. Box 500, Norristown, Pennsylvania 19404 ("PILIC") and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation with offices at 2500 DeKalb Pike, P.O. Box 500, Norristown, Pennsylvania 19404 ("PAMCO").


         BACKGROUND

         A. PAMCO is the owner of PILIC.

         B. WHEREAS, PAMCO has entered into a Stock Purchase Agreement with AHC Acquisition, INC. ("AHCAI") dated August 16, 1999, to sell all of the shares of PILIC.

         B. Certain of PAMCO's employees provide administrative support to PILIC.

         C. PILIC therefor desires to lease certain employees and their facilities and equipment from PAMCO to assist with the transition of PILIC's business to AHCAI.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lease of Employees. PAMCO agrees to provide to PILIC in Norristown, Pennsylvania, the services of the employees identified on Exhibit "A" attached hereto and made a part hereof (singularly, "the Employee", collectively, "the Employees") for a term of twelve (12) months commencing December 1, 1999 subject to PAMCO's ability to terminate an Employee in accordance with Section 2 hereof. PAMCO has no obligation to hire or recruit new employees or to supervise the Employees or any new Employees. Any new hires will be employed by PILIC directly and will not be subject to this Agreement. PILIC understands that PAMCO has the right to terminate or retain the Employees at the termination or expiration of this Agreement. While they are the subject of this Agreement, the Employees will provide services to PILIC and PAMCO on the percentage basis set forth in Exhibit "A".

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2. Employee Lease Payments. PILIC agrees to pay to PAMCO, by wire transfer to the account designated by PAMCO, the cost of the Employees' current compensation, employer taxes, the proportionate share of the cost of workers' compensation insurance on the Employees, and any other out-of-pocket costs related to the Employees plus benefits for the Employees, as applicable, at the percentage per Employee attributed to PILIC in Exhibit "A". The lease payments shall be payable to PAMCO by PILIC in bi-weekly installments commencing on the 30th day of November, 1999 but not later than 2 days prior to PAMCO's first payroll date after November 30, 1999. When the services of any of the Employees is no longer needed by PILIC for any reason, PILIC shall notify PAMCO in writing prior to removing the Employee from Exhibit "A" hereof.

3. Employment Relationship. The Employees shall at all times remain at-will employees of PAMCO.

4. Facilities and Equipment Lease. PILIC hereby agrees to lease from PAMCO and PAMCO agrees to lease to PILIC for non-exclusive use in Norristown, Pennsylvania, the office space ("Office Space"), furniture, software, systems and equipment ("Equipment") identified on Exhibit "B" attached hereto and made a part hereof (The Office Space and Equipment are collectively referred to hereafter as the "Facilities".) for a term beginning on December 1, 1999, and ending twelve (12) months thereafter at no charge.

5. Covenants of PILIC. PILIC covenants with PAMCO as follows:

         (a) although PILIC will be supervising the Employees, they will remain employed by PAMCO and therefor PILIC has no authority to, and will not, take any adverse action with respect to any of the Employees (i.e., discipline or suspension);

         (b) even though the Employees will continue to be employed by PAMCO, not to discriminate against any of the Employees or violate any federal, state or local employment laws with respect to the Employees;

         (c) to report to PAMCO and provide PAMCO with records confirming all hours worked by any non-exempt Employees promptly at the conclusion of any pay period;

         (d) to follow PAMCO's employee policies and procedures in all material respects regarding the Employees;

         (e) to purchase and maintain fidelity and/or errors and omission insurance on the Employees in an amount and with such carrier as is reasonably acceptable to PAMCO; and

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         (f) upon the expiration or termination of this Agreement, to return the
Facilities to PAMCO in the same condition as received, reasonable wear and tear excepted.

         (g) to incur all severance, accrued vacation and related costs paid to Employees upon their termination in accordance with Exhibit A with the exception of Alvin H. Clemens, Anthony R. Verdi and Francis L. Gillan III which shall be paid 100% by PAMCO.

         (h) to reimburse PAMCO for out of pocket telephone and postage costs incurred by PAMCO in regards to PILIC's operations.

6. Covenants of PAMCO. PAMCO covenants with PILIC as follows:

         (a) to provide to PILIC pertinent and necessary information regarding the Employees, their compensation and benefits in order for the parties to make the calculation of the lease installments described in Section 1 above;

         (b) not to discriminate against any of the Employees or violate any federal, state or local employment laws with respect to the Employees;

         (c) to pay wages to the Employees and collect and pay employment-related taxes and to use best efforts to provide employee benefits under plans or policies currently in existence to the Employees;

         (d) to provide cleaning of the Office Space and to provide for any repairs required in the ordinary course to the Office Space. PAMCO shall not be responsible for maintenance, repair or replacement of the Equipment; and

         (e) to maintain property and casualty insurance on the Office Space.

7. Waiver of Claim. PAMCO and PILIC agree to and hereby waive all rights of recovery and causes of action against the other for damage to Property caused by any of the perils covered or coverable by a standard (all risk) Special Form policy or contents insurance, notwithstanding that any such damage or destruction may be due to the negligence of either party or persons claiming under or through them.

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8. Destruction of Facilities. If the Facilities are destroyed by fire or other casualty, then either party may terminate this Agreement on ten (10) days' notice to the other.

9. Confidentiality. PAMCO and PILIC will each hold in confidence all documents, materials and other information which it shall have obtained in confidence during the term of this Agreement, and at the end of the term shall return to the other party all copies of confidential documents and materials which have been furnished in connection therewith.

10. PAMCO's Remedies. If PILIC fails to pay any lease installment when due or violates any other term of this Agreement, PAMCO may, by giving five (5) days' notice to PILIC, exercise any of the following remedies:

         (a) Terminate this Agreement. Upon the termination of this Agreement for any cause, PILIC shall release the Employees to PAMCO; and

         (b) Exercise any other remedies permitted by law.

All remedies of PAMCO shall be cumulative and concurrent.

11. Risk of Loss and Workers Compensation Insurance. PAMCO shall, at PILIC's cost, maintain workers compensation insurance in force with insurance carriers qualified to do business in Pennsylvania. PAMCO shall deliver to PILIC the policies or evidence of insurance. PAMCO's failure to secure or maintain such insurance shall constitute a breach under this Agreement and PILIC may effect such insurance.

12. Disclaimer of Warranties.

         (a) NO WARRANTIES BY PAMCO. PAMCO MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO ANYONE, AS TO THE FITNESS, CAPACITY, CREDENTIALS, EXPERIENCE, PERFORMANCE OR ANY OTHER ASPECT OF THE EMPLOYEES OR FACILITIES. PAMCO further disclaims any liability for loss, damage, or injury to PILIC or third parties as a result of any act or failure to act by Employees whether arising from PAMCO's negligence or application of the laws of strict liability. PILIC acknowledges that the Facilities are being delivered "as is". PAMCO has no obligation to supervise the Employees or service, replace, repair or maintain the Equipment. PAMCO has no obligation (1) to retain the Employees, (2) to replace the Employees or (3) to recruit new Employees for any of the Employees who terminate or who for any reason are unable to perform their assigned duties.

         (b) Waiver of Indirect Damages Regardless of Cause. PILIC will not assert any claim whatsoever against PAMCO for loss of anticipatory profits or any other indirect, special or consequential damages under this Agreement.

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13. Miscellaneous.

         (a) Governing Law/Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The parties hereto agree to consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania located in Montgomery County, Pennsylvania, and of the United States District Court for the Eastern District of Pennsylvania, and agree that all disputes between the parties shall be litigated only therein.

         (b) Successors and Assigns. Except as set forth herein, the parties shall not have the right to assign this Agreement without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns.

         (c) Notice. Any notice hereunder, if mailed, shall be deemed given and received seventy-two (72) hours after mailing by certified mail, return receipt requested, and if sent by professional express service, notice shall be deemed given and received at the time of actual delivery. Notices shall be sent to the addresses set forth above, or such other addresses as the parties shall designate in writing from time to time:

         (d) Entire Agreement; Amendments; and Waivers. This Agreement, and any other agreements expressly referenced herein, constitutes the entire understanding and agreement among the parties hereto relative to the subject matter hereof and supersedes any prior agreements or understandings of the parties of hereto. Any amendments to this Agreement must be in writing, signed by each party hereto. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of the provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         (e) Partial Invalidity. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the deletion of the provision or provisions would result in such a material change as to cause completion of the transactions contemplated herein to be unreasonable.

         (f) Execution in Counterparts. This Agreement may be executed by the parties hereto signing the same instrument, or by each party hereto signing a separate counterpart or counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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         (g) Waivers. PILIC and PAMCO may, by written instrument, extend the time for the performance of any of the obligations or other acts of the other party and with respect to this Agreement (a) waive any inaccuracies in the representations and warranties of the other party in this Agreement, (b) waive compliance with any of the covenants of the other party contained in this Agreement, and (c) waive the other party's performance of any of its obligations set out in this Agreement.

         (i) Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


                                                PROVIDENT AMERICAN CORPORATION

                                                By:
                                                   -----------------------------
                                                            President



                                                PROVIDENT INDEMNITY LIFE
                                                INSURANCE COMPANY:



                                                By:
                                                   -----------------------------
                                                            President

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         EXHIBIT "A"

         EMPLOYEE LIST
         -------------


         Name                                     Percentage of services to be
         ----                                     ----------------------------

[* * *]


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         EXHIBIT "B"

         FACILITY AND EQUIPMENT LIST
         ---------------------------

Office space currently occupied on the 3rd floor of 2500 DeKalb Pike

Office space currently occupied (or equivalent office space) by life administration and life marketing at 2500 DeKalb Pike

Storage space currently occupied in the attic section of the original (front) section of 2500 DeKalb Pike and the garage

Furniture, cabinets and equipment currently used by all individuals leased to PILIC listed on exhibit A

Provident's LAN's and software currently used by PILIC accounting, life administration and life marketing staff including but not limited to: Great Plains General Ledger and Great Plains Accounts Payable system